Supplement Dated November 15, 2022
To The Prospectuses Dated April 25, 2022 For

ELITE ACCESS II®, JACKSON ADVANTAGE®, PERSPECTIVE II®, PERSPECTIVE ADVISORY II®,
RETIREMENT LATITUDES®, PERSPECTIVE ADVISORS IISM, ELITE ACCESS®,
ELITE ACCESS BROKERAGE EDITION®, JACKSON PRIVATE WEALTH®,
PERSPECTIVE L SERIESSM, FIFTH THIRD PERSPECTIVE, and PERSPECTIVE REWARDS®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and
ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY, and
PERSPECTIVE FIXED AND VARIABLE ANNUITY®, and DEFINED STRATEGIES VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

The following change has been made to “Appendix A: (Funds Available Under the Contract)” of your prospectus, in order to reflect a recent sub-adviser change:

➢ Effective November 14, 2022, for the JNL/Goldman Sachs 4 Fund, Mellon Investments Corporation is removed as a sub-adviser in the column titled "Fund and Manager (and Sub-Adviser, if applicable)."

______________________________
(To be used with JMV23537 04/22, JMV21086 04/22, JMV23538 04/22, JMV21451 04/22, JMV18691 04/22, JMV21452 04/22, VC5869 04/22, JMV8037 04/22, JMV8037BE 04/22, JMV18692 04/22, JMV7697 04/22, VC5890 04/22, VC4224 04/22, FVC4224FT 04/22, JMV8798 04/22, JMV9476 04/22, JMV9476WF 04/22, JMV16966 04/22, VC3656 04/22, VC3652 04/22, VC5995 04/22, and JMV2731 04/22)

JFV101989 11/22